UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 31, 2017
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Quantum Corporation
(Exact name of registrant as specified in its charter)
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Delaware
(State or other jurisdiction of incorporation)

1-13449	94-2665054
(Commission File No.)	(IRS Employer Identification No.)
224 Airport Parkway, San Jose, CA 95110
(Address of principal executive offices and zip code)
Registrant’s telephone number, including area code: (408) 944-4000
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Approval of Amendment to Long-Term Incentive Plan at Annual Meeting
At the annual meeting of stockholders (the “Annual Meeting”) of Quantum Corporation (the “Company”) held on March 31, 2017, the stockholders of the Company approved and ratified an amendment to the Company’s Employee Stock Purchase Plan (the “Plan”) to increase the number of shares of Common Stock available for issuance under the Plan by 6,500,000 shares.
The terms and conditions of the Plan are described in the Company’s definitive proxy statement, filed with the Securities and Exchange Commission on March 6, 2017. The Plan is filed as Exhibit 10.1 hereto and is incorporated by reference herein.
Item 5.07.    Submission of Matters to a Vote of Security Holders.
The following is a brief description of each matter submitted to a vote at the Annual Meeting held on March 31, 2017, as well as the number of votes with respect to each matter. For more information about these proposals, please refer to the Company’s Proxy Statement filed with the Securities and Exchange Commission on March 6, 2017.

Proposal 1
The stockholders elected the seven nominees for director recommended by the Company’s Board of Directors (the “Board”) to the Board to serve until the next Annual Meeting or until their successors are elected and duly qualified, as set forth below:

Nominee	For	Against/Withhold/Abstain	Broker Non-Votes
Paul R. Auvil III	150,428,813	25,814,342	64,020,545
Jon W. Gacek	149,468,764	26,774,391	64,020,545
John Mutch	172,797,626	3,445,529	64,020,545
Gregg J. Powers	150,900,789	25,342,366	64,020,545
Clifford Press	172,614,819	3,628,336	64,020,545
Raghavendra Rau	170,888,495	5,354,660	64,020,545
David E. Roberson	155,805,566	20,437,589	64,020,545

Proposal 2
The stockholders ratified the appointment of PricewaterhouseCoopers LLP as the independent registered public accounting firm of the Company for the fiscal year ending March 31, 2017, as set forth below:

For	Against	Abstain	Broker Non-Votes
238,458,996	1,544,790	259,914	—

Proposal 3
The stockholders voted for the adoption of a resolution approving, on an advisory basis, the compensation of the Company’s named executive officers, as set forth below:

For	Against	Abstain	Broker Non-Votes
157,881,367	15,298,382	3,063,406	64,020,545

Proposal 4
The stockholders voted for an annual vote as the frequency with which stockholders are provided an advisory vote on executive compensation, as set forth below:

1 Year	2 Years	3 Years	Abstain	Broker Non-Votes
166,611,454	583,119	5,919,912	3,128,670	64,020,545

Following the Annual Meeting, the Board of Directors of the Company determined to hold an annual vote on the frequency of the stockholder advisory vote on executive compensation.

Proposal 5
The stockholders approved and ratified an amendment to the Company’s Employee Stock Purchase Plan to increase the number of shares of Common Stock available for issuance under the Plan by 6,500,000 shares, as set forth below:

For	Against	Abstain	Broker Non-Votes
168,533,655	7,474,884	234,616	64,020,545

Proposal 6
The stockholders adopted an amendment to the Company’s Amended and Restated Certificate of Incorporation to effectuate a reverse stock split of the Company’s issued and outstanding shares of Common Stock at a ratio of between 1-for-3 and 1-for-8, inclusive, as set forth below:

For	Against	Abstain	Broker Non-Votes
234,636,283	5,335,193	292,223	—

Item 9.01 Financial Statements and Exhibits.
(d) Exhibits

Exhibit	Description
10.1	Quantum Corporation Employee Stock Purchase Plan

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

QUANTUM CORPORATION
By:	/s/ Shawn D. Hall
Shawn D. Hall Senior Vice President, General Counsel and Secretary
Dated:    April 3, 2017

EXHIBIT INDEX

Exhibit	Description
10.1	Quantum Corporation Employee Stock Purchase Plan